                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         QCS.net Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        QCS.NET CORPORATION
                   650 CASTRO STREET, SUITE 210
                  MOUNTAIN VIEW, CALIFORNIA 94041

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           JULY 20, 1999


TO THE STOCKHOLDERS OF QCS.NET CORPORATION,

         The 1999 Annual Meeting of Stockholders of QCS.net Corporation (the "Company"), will be held at the Embassy Suites Hotel located at 4550 La Jolla Village Drive, San Diego, California 92122-0436 on July 20, 1999, at 10:00 a.m., for the following purposes as more fully described in the accompanying Proxy
Statement:

         (1) To elect the following five nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

                              Marcel van Heesewijk       Johan A. Vunderink
                              Sean M. Maloy              Louis A. Delmonico
                              Mattheus Wegbrans

         (2) To ratify the adoption of the Company's 1999 Stock Option Plan which authorizes the grant of options to purchase up to 1,000,000 shares of the Company's Common Stock;

         (3) To ratify the adoption of the Company's Employee Stock Purchase Plan which authorizes the sale of up to 500,000 shares of the Company's Common Stock;

         (4) To consider and approve the Amended and Restated Certificate of Incorporation which would effect changes to the Company's current Certificate of Incorporation by: (a) changing the Company's name to SourcingLink.net, Inc.; (b) increasing the number of authorized Common Stock to 60,000,000 shares;
                  (c) increasing the number of authorized shares of Preferred Stock to 15,000,000 shares, which will provide for 10,000,000 shares of blank check preferred stock; and
                  (d) providing for other technical and clarifying amendments.

         (5) To consider and approve a Certificate of Amendment which would effect a change to the Company's proposed Amended and Restated Certificate of Incorporation by effecting a 1-for-4 Reverse Stock Split;

         (6) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending March 31, 2000; and

         (7) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on June 11, 1999 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


Mountain View, California              Sean M. Maloy
June 18, 1999                          CHIEF EXECUTIVE OFFICER, PRESIDENT
                                       AND DIRECTOR

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                             QCS.NET CORPORATION
                        650 CASTRO STREET, SUITE 210
                       MOUNTAIN VIEW, CALIFORNIA 94041

                               ---------------

                               PROXY STATEMENT
                               ---------------


INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of QCS.net Corporation, a Delaware corporation (the "Company"), for use at its 1999 Annual Meeting of Stockholders ("Annual Meeting") to be held on July 20, 1999, at 10:00 a.m., at the Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122-0436 California 94041. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about June 18, 1999. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

         Holders of shares of Common Stock and Preferred Stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary, QCS.net Corporation, 650 Castro Street, Suite 210, Mountain View, California 94041, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted (1) "FOR" the nominees for election of directors named in this Proxy Statement, (2) "FOR" the adoption of the Company's 1999 Stock Incentive Plan, (3) "FOR" the adoption of the Company's Employee Stock Purchase Plan, (4) "FOR" the approval of the Company's Amended and Restated Certificate of Incorporation, (5) "FOR" the approval of the Reverse Stock Split, and (6) "FOR" the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors.

VOTING SECURITIES

         The shares of Common Stock, $.001 par value, and the shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock") constitute the only outstanding classes of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on June 11, 1999 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 23,010,874 shares of Common Stock outstanding and entitled to vote and 3,330,586 shares of Series A Preferred Stock outstanding and entitled to vote. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common Stock and one vote for each share of Series A Preferred Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

                             PROPOSAL ONE

                        ELECTION OF DIRECTORS

         The Company's Bylaws provides for the authorized number of directors to be set by the Board of Directors (the "Board"). The Company's Board has authorized a total of five directors. Currently, there are five members of the Board. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the five nominees named below. All of the nominees are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve.

         The names and certain information concerning the five nominees for election as directors are set forth below. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

DIRECTORS

         All members of the Company's Board hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. Officers serve at the discretion of the Board. The director nominees of the Company are as follows:


                         NAME                         AGE                             POSITION
        ----------------------------------------      ---        -----------------------------------------------
        Marcel van Heesewijk                           39        Chairman of the Board of Directors
        Sean M. Maloy                                  41        President, Chief Executive Officer and Director
        Mattheus Wegbrans                              49        Director
        Johan A. Vunderink                             52        Director
        Louis A. Delmonico                             58        Director

         MARCEL VAN HEESEWIJK founded the Company and has served as its Chairman of the Board since inception, and has also served in various executive management capacities with the Company. From January 1990 to June 1992, Mr. van Heesewijk was the General Manager of European operations for Pande Inc., a software engineering services firm. From 1988 to 1990, Mr. van Heesewijk was the International Sales Manager for B&S Multisoft GmbH, an office automation software company in Germany. From 1986 to 1988, Mr. van Heesewijk held management positions with Siemens AG in both Germany and Portugal. Mr. van Heesewijk earned his bachelor's degree in Economics from the University of Groningen in the Netherlands in 1984 and earned his master's degree from European School of Management Studies in Paris, Oxford and Berlin in 1986.

         SEAN M. MALOY joined the Company as the President, Chief Executive Officer and Director on February 15, 1999. Prior to joining the Company, between 1982 and 1996 he served in various capacities with Maxwell Technologies, Inc., a diversified high technology company, including Director, Chief Operating Officer and Chief Financial Officer and was its Vice President of Mergers and Acquisitions from July 1997 to February 1999. From May 1996 to July 1997, Mr. Maloy served as a Director and Chief Operating Officer of Ward North America, an insurance services firm. Mr. Maloy earned his bachelor's degree in business administration from the University of Notre Dame in 1980.

         MATTHEUS WEGBRANS has served as a Director since July 1996, and served as the Company's Executive Vice President of Field Operations and Sales from July 1996 until June 1998. From June 1998 to the present, Mr. Wegbrans has served as the Vice President, EMEA, Northern Operations of Cisco Systems, Inc., a provider of networking solutions for the Internet. From December 1994 to August 1996, Mr. Wegbrans served as a Vice President of Digital Equipment Corporation where he was responsible for the management of DEC's computer systems business in Europe, the Middle East and Africa. Mr. Wegbrans served as the Company's Vice President of Sales and Marketing from 1993 to December 1994. From June 1992 to June 1993, Mr. Wegbrans was a Director of Software Publishing Corporation and, from July 1990 to May 1992, a founder and President of NeXT Computer Europe.

         JOHAN A. VUNDERINK has served as a Director since July 1997. From March 1996 to the present, Mr. Vunderink has served as Chief Executive Officer of The Right Fit b.v., a management consulting company. From 1992 to March 1996, Mr. Vunderink served as Executive Vice President of Marketing and Sales of BSO Holdings b.v., a provider of information technology services. From 1989 to 1992, Mr. Vunderink was President and Chief Executive Officer of Origin Technology, which subsequently was merged into BSO Holding b.v. Mr. Vunderink is on the Board of Directors of Triple-P, a public company which provides information technology products and services.

         LOUIS A. DELMONICO has served as a Director since May 1998. Since February 1999, Dr. Delmonico has served as Chairman and Chief Executive Officer of Motiva Software Corporation, a software company specializing in development and distribution of product data/definition management software for the design engineering environment. Since September 1994, he served as the President of L.A. Delmonico Consulting Inc., an independent consulting firm working with a wide range of high technology companies in the areas of general management, operations, business and strategic planning, mergers and acquisitions and all aspects of marketing. From September 1994 to May 1995, Dr. Delmonico served as the Vice Chairman of the MacNeal-Schwendler Corporation, a mechanical engineering software and services company. From May 1987 to August 1994, Dr. Delmonico served as the Chairman and Chief Executive Officer of PDA Engineering Inc., a mechanical engineering software and services company. Dr. Delmonico holds a B.A. in Economics from St. Johns University, New York. He was a Graduate Fellow to the University of Stockholm and Uppsala, Sweden, where he earned his MsS. in marketing.

BOARD MEETINGS AND ATTENDANCE

         The Company's Board held four meetings during the fiscal year ended March 31, 1999. Each incumbent Director attended at least seventy-five percent (75%) of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which he served. There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has a compensation committee (the "Compensation Committee") and an audit committee (the "Audit Committee"), each composed of Messrs. Vunderink and Delmonico. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and key employees. The Compensation Committee held one meeting during the fiscal year ended March 31, 1999. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee held two meetings during the fiscal year ended March 31, 1999. The Company does not have a nominating committee. Instead, the Board, as a whole, identifies and screens candidates for membership on the Company's Board.

OTHER EXECUTIVE OFFICERS

         The other current executive officers of the Company are as follows:

         GARY DAVIDSON, 43, joined the Company as the Vice President of Finance and Administration and Chief Financial Officer on June 2, 1999. Prior to joining the Company, Mr. Davidson served as Vice President Finance & Administration and Chief Financial Officer for Maxwell Technologies, Inc., a diversified high technology company, from March 1994 to May 1999, and as Corporate Controller from May 1986 to March 1994. Mr. Davidson earned his bachelor's degree in accounting from San Diego State University in 1977.

         MARK S. SIMONSEN, 42, joined the Company as the Vice President and Chief Technology Officer on June 7, 1999. From May 1998 to March 1999. Mr. Simonsen served as the Division General Manager/Vice President of Entertainment and Technology Business for Gibson Guitar Corporation, a manufacturer and distributor of guitars and related products. From 1981 to 1998, Mr. Simonsen served in various technology development and executive positions, including Division Head and as the Director of Development, Consumer Products Division of Word Perfect Corporation, which later became a subsidiary of Novell. Mr. Simonsen earned his bachelor's degree in Computer Science from Brigham Young University in 1981.

         LEO C. KLIJN, 36, has served as the Company's Vice President of Corporate Operations since June 1997. From January 1994 to June 1997, Mr. Klijn served as the Vice President and General Manager of the Company's Asia-Pacific operations. From January 1987 to January 1994, he occupied various management positions with the Casino Group, France's fourth largest retailing company. From January 1992 to January 1994, Mr. Klijn established and managed Casino Group's buying office in Asia. Mr. Klijn earned his bachelor's degree from Nijenrode University, Netherlands School of Business in 1983 and a master's degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

         JOHN F. BUCKLES, 39, has served as the Company's Vice President of Strategic Alliances since July 1998. From February 1989 to July 1998, Mr. Buckles served in various positions including Business Development Executive with Origin Technology in Business, a Dutch based international business consulting firm. Mr. Buckles earned his bachelor's degree from Lake Forest College in Lake Forest, Illinois in 1983.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows, for the twelve month periods ended March 31, 1999, June 30, 1998 and June 30, 1997, the cash and other compensation awarded to, earned by or paid to Mr. Maloy and the three other executive officers who earned in excess of $100,000 for all services in all capacities (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                                        LONG TERM
                                                            ANNUAL COMPENSATION       COMPENSATION
                                                            ---------------------------------------
                                                                                       SECURITIES      ALL OTHER
                                                                        BONUS          UNDERLYING        COMP.
       NAME AND PRINCIPAL POSITION (14)         YEAR       SALARY ($)    ($)           OPTIONS(#)       ($)(1)
     -------------------------------------      ----       ----------   -----          ----------      ---------

     Sean M. Maloy (2)                          1999        37,500          -         1,000,000(3)         -
          President, Chief Executive            1998          -             -              -               -
          Officer and Director                  1997          -             -              -               -


     Marcel van Heesewijk                       1999       140,145(5)       -              -            22,240(6)
          Chairman of the Board (4)             1998        99,000          -              -            69,000(7)
                                                1997       101,000          -              -            53,000(8)


     Leo C. Klijn                               1999       104,992(9)       -              -           36,000(10)
          Vice President of Corporate           1998        79,200          -              -           48,600(11)
          Operations                            1997       100,400          -              -           30,000(12)

     John F. Buckles                            1999        96,083          -           150,000         4,500(13)
          Vice President                        1998          -             -              -               -
          Strategic Alliances                   1997          -             -              -               -


--------

(1) Does not reflect certain personal benefits, which in the aggregate are less than 10% of each Named Executive Officer's salary and bonus.

(2)   On February 15, 1999, Sean Maloy joined the Company as its,
      Chief Executive Officer, President and Director.

(3) Includes 750,000 options and the Company's obligation to grant an additional 250,000 options to purchase shares of the Company's Common Stock.

(4)   Marcel van Heesewijk served as the President and Chief
      Executive Officer until February 15, 1999 and retained his position as Chairman of the Board.

(5) Includes $25,727 earned by Marcel van Heesewijk in the three months ended June 30, 1998.

(6) Consists of $11,250 of housing expenses and $10,990 for automobile expenses from April 1998 to March 1999.

(7) Consists of $45,000 of housing expense, $13,000 of automobile expenses and $11,000 of relocation expenses in fiscal year ended June 30, 1998.

(8)   Consists of $45,000 of housing expenses and $8,000 of automobile expenses.

(9)   Includes $19,800 earned by Leo Klijn in the three months ended
      June 30, 1998.

(10) Consists of $30,600 of housing expenses and $5,400 for automobile expenses from April 1998 to March 1999.

(11) Consists of $40,800 of housing expenses and $7,800 of automobile expenses in fiscal year ended June 30, 1998.

(12)  Consists of $30,000 of housing expenses.

(13)  Consists of $4,500 for automobile expenses.

(14) On June 2, 1999, Gary Davidson joined the Company as its Vice President of Finance and Administration and Chief Financial Officer. If
      Mr. Davidson had served in such capacity during the fiscal year ended March 31, 1999, he would have been a Named Executive Officer.


RECENT NOTABLE HIRINGS

      On June 2, 1999, Gary Davidson joined the Company as its Vice President of Finance and Administration and Chief Financial Officer. Mr. Davidson is entitled to an annual salary of $170,000 and an annual performance bonus of up to $59,500 based upon the attainment of certain objectives. Mr. Davidson is also eligible to participate in other employee benefit plans established by the Company from time to time. In connection with his employment, Mr. Davidson will be granted 300,000 options to purchase shares of the Company's Common Stock. In connection with Mr. Davidson's acceptance of an employment offer, we agreed to pay Mr. Davidson a severance equal to six months salary in the event that Mr. Maloy and Mr. Davidson are both terminated for any reason other than for cause.

     On June 7, 1999, Mark Simonsen joined the Company as its Chief Technical Officer and Vice President. Mr. Simonsen is entitled to an annual salary of $160,000 and an annual performance bonus of up to $48,000 based upon the attainment of certain objectives. Mr. Simonsen is also eligible to participate in other employee benefit plans established by the Company from time to time. In connection with his employment, Mr. Simonsen will be granted 250,000 options to purchase shares of the Company's Common Stock.

OPTION MATTERS

         OPTION GRANTS. The following table sets forth certain information concerning grants of options and warrants to each of the Company's Named Executive Officers during the fiscal year ended March 31, 1999.

                             OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR

                                            (INDIVIDUAL GRANTS)


                                              % OF TOTAL
                        # OF SECURITIES         OPTIONS
                           UNDERLYING          GRANTED TO      EXERCISE
                           OPTIONS AND        EMPLOYEES IN       PRICE       EXPIRATION
           NAME             WARRANTS        FISCAL YEAR (1)    ($/SHARE)        DATE
                           GRANTED (#)
--------------------    -----------------   ---------------    ---------     -----------
Sean M. Maloy                  750,000            62%           $4.00(2)       2/15/09
Marcel van Heesewijk            -                  -                -                -
Leo C. Klijn                    -                  -                -                -
John Buckles                   150,000            12%           $1.88          2/1/09


---------------
(1) Options and warrants to purchase an aggregate of 1,219,000 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended March 31, 1999.

(2)      Mr. Maloy's options are priced at $4.00 per share.

         OPTION EXERCISES. None of the Named Executive Officers exercised options during fiscal year ended March 31, 1999. The following table includes the number of shares covered by both exercisable and unexercisable stock options and warrants as of March 31, 1999. Also reported are the values for "in the money" options and warrants which represent the positive spread between the exercise prices of any such existing stock options or warrants and the fiscal year end price of the Company's Common Stock ($1.69 per share).

           AGGREGATE OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                            NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                       UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                                AND WARRANTS                        AND WARRANTS
                                           AT FISCAL YEAR END (#)              AT FISCAL YEAR END ($)
                                       ------------------------------      -----------------------------

                    NAME                EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
        --------------------------     ------------     -------------      -----------     -------------
        Sean M. Maloy                            -           750,000                 -                -
        Marcel van Heesewijk                     -                 -                 -                -
        Leo C. Klijn                       300,000                 -           461,100                -
        John F. Buckles                          -           150,000                 -                -

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company entered into a consulting agreement effective as of May 1, 1998 with L.A. Delmonico Consulting Inc., of which Louis A. Delmonico, a director of the Company, is the President. This agreement provides for compensation of $1,500 per day; to date, Dr. Delmonico's compensation has been $3,000.

         The Company entered into an employment agreement with Mr. Maloy, effective February 15, 1999, for an indefinite term, pursuant to which he will serve as President and Chief Executive Officer. The employment agreement provides for a base salary of $300,000 per year with raises to be determined by the Company. Mr. Maloy is eligible to receive an annual bonus of up to 60% of his base salary as determined by the Board based upon certain objectives. Mr. Maloy is also eligible for a discretionary bonus in excess of 60% of his base salary as determined by the Board if Mr. Maloy materially exceeds such certain objectives. In connection with his employment agreement, Mr. Maloy was (i) granted options to purchase 750,000 shares of the Company's Common Stock at the fair market value on the date of grant; (ii) promised the right to purchase up to 250,000 shares of the Company's Common Stock, the terms of which are to be determined; and (iii) promised a loan of $100,000 bearing interest at the rate of seven percent per annum due and payable on February 15, 2000; provided, however, that such loan shall be forgiven and discharged if Mr. Maloy is employed with the Company on such date. Mr. Maloy is also eligible to participate in other employee benefit plans established by the Company from time to time. Mr. Maloy's employment agreement provides for a severance benefit if he is terminated upon a change in control or is terminated other than by reason of death, disability or change in control. If Mr. Maloy is not retained by the Company in a comparable executive role for a period of two years following a change in control, or is terminated by the Company within such period, the Company shall (i) pay Mr. Maloy his base salary and benefits through the two year anniversary of the date of diminution in duties or termination; (ii) pay Mr. Maloy the average bonuses paid to him in the prior three or fewer years of service; and (iii) cause all of his options to immediately vest.

         In connection with Mr. Davidson's acceptance of an employment offer, we agreed to pay Mr. Davidson a severance equal to six months salary in the event that Mr. Maloy and Mr. Davidson are both terminated for any reason other than for cause. On June 2, 1999, Mr. Davidson will be granted options to purchase 300,000 shares of the Company's Common Stock at the fair market value on the date of grant. Mr. Davidson's options will immediately vest upon a change in control.

         In connection with Mr. Simonsen's acceptance of an employment offer, he will be granted options to purchase 250,000 shares of the Company's Common Stock at the fair market value on the date of grant. Mr. Simonsen's options will immediately vest upon a change in control.

DIRECTORS' FEES

         Messrs. Vunderink and Delmonico each currently receive $1,500 for each Board meeting that they attend. The other directors of the Company have not historically and do not currently receive cash for services that they provide as directors, although they are reimbursed in accordance with the Company's policy for their expenses in connection with attending meetings of the Board. Directors serving on committees of the Board receive no special compensation for such activities. The Company may elect to pay additional cash compensation or grant additional options to directors in the future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock were made with respect to the Company's fiscal year ended March 31, 1999.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding beneficial ownership of our Common Stock and Preferred Stock as of May 31, 1999 by (i) each person or group who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock or Preferred Stock,
(ii) each of our Directors, (iii) each of our Named Executive Officers and
(iv) all of our current directors and executive officers as a group:


                                                       COMMON STOCK                 PREFERRED STOCK
                                               ----------------------------    --------------------------   PERCENT OF
                                                AMOUNT AND                      AMOUNT AND                   COMMON
                                                 NATURE OF                      NATURE OF                   STOCK AND
                                                BENEFICIAL        PERCENT       BENEFICIAL      PERCENT     PREFERRED
  NAME AND ADDRESS OF BENEFICIAL OWNERS(1)     OWNERSHIP(2)     OF CLASS(3)    OWNERSHIP(2)   OF CLASS(3)   STOCK(3)
  ----------------------------------------     ------------     -----------    ------------   -----------   -----------

     Marcel van Heesewijk                        4,712,963          20.48%            --              --       17.89%

     Mattheus Wegbrans                           2,183,100           9.49%            --              --        8.29%
     Chemin de la Cairee -- Villa Ariari
     06140 St Paul de Vence
     France


     Leo C. Klijn                                  798,000(4)        3.42%            --              --        3.00%



     Louis A. Delmonico                             75,000           *                --              --        *



     Johan A. Vunderink                            187,666(5)        *                --              --        *



     John Buckles                                   75,000(6)        *                --              --        *


     Sean M. Maloy                                   2,000           *                --              --        *


     All Directors and Executive Officers        8,033,729(7)       34.27%            --              --       30.01%
     as a group (8 persons)


     Carlyle-QCS Partners, LP                    1,601,942(8)        6.92%    1,695,688           50.91%       12.45%
     c/o The Carlyle Group
     1001 Pennsylvania Avenue, NW
     Suite 220 South
     Washington, D.C.  20004

     French American Banking Corporation         2,114,100           9.19%            --              --        8.03%
     World Financial Center, Tower A
     200 Liberty Street
     New York, NY  10281

     STF Management Limited                        873,787           3.80%    1,017,413           30.55%        7.18%
     as General Partner of Sharp Technology
     Fund I & II, LP
     1 Cornwall Street, 4th Floor
     Birmingham, UK

     DeNoyange S.A.                                194,175             *        226,092            6.79%        1.60%
     42 Rue de Bassano
     75008 Paris, France


-------------------------
*Less than 1%

(1) Unless otherwise indicated, the business address of each stockholder is c/o QCS.net Corporation, 650 Castro Street, Suite 210, Mountain View, California 94041.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes exercisable or convertible on or before July 30, 1999 are deemed outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person or entity holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Percentage ownership is based on (i) 23,010,874 shares of Common Stock outstanding as of May 31, 1999, and (ii) 3,330,586 shares of Series A Preferred Stock outstanding as of May 31, 1999, the terms of which shares are substantially equivalent to shares of Common Stock and may be converted into shares of Common Stock at any time at the option of the respective holders.

(4) Consists of (i) 498,000 shares of Common Stock and (ii) options to purchase 300,000 shares of Common Stock that are exercisable on or before July 30, 1999.

(5) Consists of (i) 133,333 shares of Common Stock and (ii) warrants to purchase 54,333 shares of Common Stock that are exercisable on or before July 30, 1999.

(6) Consists of options to purchase 75,000 shares of Common Stock that are exercisable on or before July 30, 1999.

(7) Includes directors' and executive officers' shares, including 429,333 shares subject to warrants and options exercisable on or before July 30, 1999.

(8) Includes 1,456,311 shares of Common Stock and assumes the conversion of 1,695,688 shares of Series A Preferred Stock. Also includes warrants to purchase 145,631 shares of Common Stock that are exercisable on or before July 30, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the year ended March 31, 1999, the Company's Board, based upon the recommendations of the Compensation Committee, established the levels of compensation for the Company's executive officers. During fiscal year 1998, the Compensation Committee consisted of Messrs. Vunderink and Delmonico and currently consists of Messrs. Vunderink and Delmonico. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the fiscal year ended March 31, 1999.

CERTAIN TRANSACTIONS

         The Company has from time to time granted options and other compensation to its directors and executive officers. The Company also has entered into employment and consulting arrangements with certain executive officers and directors of the Company.

         On August 12, 1997, the Company entered into an agreement with Het Goede Paard b.v. ("HGP"), a company fifty percent owned by Mr. Vunderink, a director of the Company. Under this agreement, HGP agreed to arrange for investors to acquire equity interests in the Company. The agreement provides that Mr. Vunderink and the other fifty percent owner of HGP, Bram Zwagemaker, are collectively entitled to a finder's fee of five percent of the aggregate amount of any investments made because of its efforts, which fee is to be divided equally between them. Seventy percent of such finder's fee is to be paid in the form of warrants to purchase the Company's shares of Common Stock, and the remaining thirty percent is to be paid in cash. Pursuant to this Agreement, in fiscal year ended June 30, 1998 the Company paid to HGP a total of $6,750 in cash and warrants to purchase 21,000 shares of Common Stock at $.75 per share, 10,500 of which are owned by Mr. Vunderink.

         In connection with Mr. Maloy's employment agreement, the Company agreed to loan Mr. Maloy $100,000 at an interest rate of 7% per annum. Pursuant to the employment agreement, the loan will be due and payable on February 15, 2000, but the Company will forgive the debt if Mr. Maloy is employed with the Company on such date.

         The Company believes all of the transactions set forth above were made on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors on the Board.


                              PROPOSAL TWO

                APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

         The Board of Directors of the Company has adopted, subject to stockholder approval, the 1999 Stock Incentive Plan (the "1999 Plan"). The purposes of the 1999 Plan are to enhance the Company's ability to attract, motivate and retain the services of qualified employees, officers and directors (including non-employee officers and directors), consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

         The principal features of the 1999 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1999 Plan itself which is attached hereto as Exhibit A.

DESCRIPTION OF THE 1999 PLAN

         The 1999 Plan authorizes the Company to grant options to purchase up to 1,000,000 shares of Common Stock subject to adjustment in the number and kind of shares subject to the 1999 Plan and to outstanding shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company to employees, officers, directors, consultants and other service providers of the Company.

         INCENTIVE OPTIONS. Officers and other key employees of the Company or of any parent or subsidiary corporation of the Company, whether now existing or hereafter created or acquired (an "Affiliated Company") (including directors if they also are employees of the Company or an Affiliated Company), as may be determined by the Administrator, who qualify for incentive stock options under the applicable provisions of the Code, will be eligible for selection to receive incentive options under the 1999 Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options or restricted shares if the Administrator so determines. No incentive stock options may be granted to an optionee under the 1999 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under the 1999 Plan of the Company and its Affiliated Company exceeds $100,000.

         NONQUALIFIED OPTIONS OR RESTRICTED SHARES. Officers and other key employees of the Company or of an Affiliated Company, any member of the Board, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company will be eligible to receive nonqualified options or restricted shares under the 1999 Plan. An individual who has been granted a nonqualified option or restricted shares may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or restricted shares if the Administrator so determines.

         In no event may any individual be granted options under the 1999 Plan pursuant to which the aggregate number of shares that may be acquired thereunder during any calendar year exceeds 1,000,000 shares. As of June 15, 1999, approximately 24 persons were eligible to participate in the 1999 Plan.

         The 1999 Plan may be administered by either the Board or a committee appointed by the Board (the "Committee"). The Board has delegated administration of the 1999 Plan to the Compensation Committee, which is comprised of two non-employee directors, both of whom are eligible to participate in the 1999 Plan. Subject to the provisions of the 1999 Plan, the Committee has full authority to implement, administer and make all determinations necessary under the 1999 Plan.

         The exercise price of incentive stock options must at least be equal to the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). Nonqualified options shall have an exercise price of not less than 85% of the fair market value of a share of Common Stock on the date such option is granted. The exercise price of all options granted under the Plan to non-employee directors shall be 100% of the fair market value of the Common Stock on the date of grant, and all such options shall have a term of 10 years. Payment of the exercise price may be made in cash, by delivery of shares of the Company's Common Stock or, potentially, through the delivery of a promissory note. The Compensation Committee has the authority to determine the time or times at which options granted under the Plan become exercisable, provided that options must expire no later than ten years from the date of grant (five years with respect incentive stock options granted to optionees who own at least 10% of the outstanding Common Stock). Options are nontransferable, other than upon death by will and the laws of descent and distribution, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment (one year for termination resulting from death or disability).

         The Board may from time to time alter, amend, suspend or terminate the 1999 Plan in such respects as the Board may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted share theretofore granted to such person without his or her consent. Unless previously terminated by the Board, the 1999 Plan will terminate on May 12, 2009. All options granted under the 1999 Option Plan will vest upon a change in control.

NEW PLAN BENEFITS

         The Company believes that the benefits or amounts that will be received by any participant under the 1999 Plan cannot be determined; however, the Company expects to grant all of the options to the Company's executive officers. The Company also believes that the benefits or amounts that would have been received by any person or group of persons under the 1999 Plan in fiscal year ended March 31, 1999, if the 1999 Plan had been in effect during that period, cannot be determined.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF 1999 PLAN

         The following is a summary of certain federal income tax consequences of participation in the 1999 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 1999 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

         INCENTIVE OPTIONS. No taxable income will be recognized by an optionee under the 1999 Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than
(i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee's death) before the expiration of either of the one-year or two-year periods described above will constitute a "disqualifying disposition." A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an incentive option.

         The exercise of an incentive option may result in items of "tax preference" for purposes of the "alternative minimum tax." Alternative minimum tax is imposed on an individual's income only if the amount of the alternative minimum tax exceeds the individual's regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the optionee's regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

         NONQUALIFIED OPTIONS. No taxable income is recognized by an optionee upon the grant of a nonqualified option. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a nonqualified option is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of Common Stock of the Company already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee's basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the optionee's basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

         RESTRICTED STOCK. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

         If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by the Company, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

TAX WITHHOLDING

         Under the 1999 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any options exercised or restricted stock granted under the 1999 Plan. To the extent permissible under applicable tax, securities, and other laws, the Committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of Common Stock owned by the participant.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD

         Approval of this Proposal Two to adopt the 1999 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting (voting together as a single class). Proxies solicited by management for which no specific direction is included will be voted "FOR" the adoption of the 1999 Plan. THE BOARD DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 1999 PLAN.


                         PROPOSAL THREE

       APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN


         The Board of Directors has adopted, subject to stockholder approval, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company's Common Stock by permitting them to purchase shares at a discount through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The Purchase Plan authorizes the sale of up to 500,000 shares of the Company's Common Stock to participating employees ("Participants").

         The principal features of the Purchase Plan are summarized below, but the summary is qualified in all respects by reference to the Purchase Plan itself which is attached hereto as Exhibit B.

DESCRIPTION OF THE PURCHASE PLAN

         ELIGIBILITY. Every employee of the Company, who customarily works at least 20 hours per week and more than five months per year will be eligible to participate in offerings made under the Purchase Plan, if on the offering date such employee has been employed by the Company for at least 90 days. Employees of any present or future subsidiary of the Company may also participate in the Purchase Plan. The approximate number of persons who currently are eligible to participate in the Purchase Plan is 24.

         Under the Purchase Plan, no employee will be granted a right to purchase any Common Stock under the Purchase Plan (i) if immediately after such purchase the employee would own stock or hold outstanding options to purchase stock possessing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or (ii) if the grant would permit the employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed $25,000 worth of Common Stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time. A maximum of 1,000 shares may be purchased by a Participant in the Purchase Plan in any calendar year, subject to certain adjustment provisions specified in the Purchase Plan.

         ADMINISTRATION. The Purchase Plan may be administered by either the Board or a committee appointed by the Board (the "Administrator"). The Board has appointed the Compensation Committee, which is comprised of two non-employee directors who are not eligible to participate in the Purchase Plan, to be the initial Administrator of the Purchase Plan. Subject to the provisions of the Purchase Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Purchase Plan. The Purchase Plan will be administered in a manner designed to ensure that any affiliate Participant's commencement or discontinuation of participation in the Purchase Plan or increase or decrease of payroll deductions will be effected in compliance with the exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 as set forth in Rule 16b-3 promulgated thereunder.

         PARTICIPATION. An employee who has satisfied the eligibility requirements of the Purchase Plan may become a Participant upon his or her completion and delivery to the Company of a Stock Purchase Agreement authorizing payroll deductions. Eligible employees who elect to participate in an offering will purchase shares of Common Stock through regular payroll deductions in an amount not to exceed 15% of such employee's compensation, as designated by each employee. For this purpose, "compensation" means the amount indicated on the most recent Form W-2 issued by the Company to the employee, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Internal Revenue Code as amended.

         The Company will establish and maintain a separate account for each Participant. All payroll deductions that are credited to a Participant's account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

         Two annual offerings under the Purchase Plan will commence on February 1 and August 1 (the "Grant Date") and shall continue until the end of the six-month period (the "Offering Period") ending on the last day of such period.

         PURCHASE OF COMMON STOCK. Shares of Common Stock will be purchased automatically on the last day of the Offering Period (the "Purchase Date") at a price equal to 85% of the fair market value of the shares on the Grant Date or 85% of the fair market value of the shares as of the Purchase Date, whichever is lower (the "Purchase Price"). The fair market value of the Common Stock under the Purchase Plan will be the closing sale price on the date of valuation on the Nasdaq National Market System or the principal stock exchange on which the Company's

Common Stock is then listed or admitted to trading. If no closing sale price is quoted or no sale takes place on such day, then the fair market value shall be the closing sale price of the Company's Common Stock on the next preceding day on which a sale occurred. If the Company's Common Stock is not trading, then the fair market value shall be appointed by the Board or its designee. The fair market value of the Common Stock on the Record Date was $2.00 per share.

         A Participant may elect to have shares purchased under the Purchase Plan and issued directly to him or her. Unless the Participant's participation is terminated or the Participant directs the Company otherwise, shares will be purchased automatically on his or her behalf with all amounts held in his or her account on each Purchase Date at the Purchase Price. Any cash remaining in the Participant's account will remain in the account and be applied to the purchase of shares at the next Purchase Date.

         CHANGES IN ELECTION AND WITHDRAWAL; TERMINATION OF EMPLOYMENT. A Participant may change any election (increase or decrease the rate of payroll deductions) one time during any Offering Period by completing and delivering to the Administrator a new Stock Purchase Agreement setting forth the desired change at least 15 days prior to the end of the Offering Period. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of stock as of the next Purchase Date by completing and delivering to the Administrator a new Stock Purchase Agreement setting forth the desired change.

         A Participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a new Stock Purchase Agreement. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the Participant's account will be returned to the Participant, without interest. A Participant who has withdrawn from the Purchase Plan will be excluded from participation for the remainder of the Offering Period in which the withdrawal occurred and the next succeeding Offering Period but may be reinstated as a Participant thereafter by executing and delivering a new Stock Purchase Agreement. A participant's rights in the Purchase Plan are nontransferable.

         Termination of a Participant's employment for any reason, including retirement, death or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the Participant's account will be returned to such Participant or, in the case of death, to the Participant's beneficiary, without interest.

         ADJUSTMENT UPON CHANGES IN CAPITALIZATION; MERGER, CONSOLIDATION OR REORGANIZATION. In the event of any change in the capitalization of the Company, such as a stock split or stock dividend, or in the event of any merger, sale or other reorganization, appropriate adjustments will be made by the Company in the shares subject to purchase under the Purchase Plan and in the Purchase Price per share. In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Purchase Plan will terminate, unless provision is made in writing in connection with such transaction for the continuance of the Purchase Plan, with appropriate adjustments made as to the number and kind of shares and prices. If upon any of such events provision is not made for the continuance of the Purchase Plan, the Board is obligated to cause written notice of the proposed transaction to be given to the Participants not less than ten days before the anticipated effective date of the proposed transaction, and all Participant accounts will purchase Common Stock as if the day before the effective date of the proposed transaction were a Purchase Date.

         AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. Unless previously terminated, the Purchase Plan will terminate on May 12, 2009, or when all shares authorized for sale thereunder have been sold, whichever is earlier. The Board at any time may amend or terminate the Purchase Plan, except that termination of the Purchase Plan will not affect a Participant's right to purchase Common Stock at a Purchase Price for any current Offering Period, nor may any amendment to the Purchase Plan make any change in a right to purchase Common Stock that adversely affects the rights of any Participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan or materially increase the benefits that may accrue to Participants under the Purchase Plan.

NEW PLAN BENEFITS

         The Company believes that the benefits or amounts that will be received by any Participant or group of Participants under the Purchase Plan cannot be determined. The Company also believes that the benefits or amounts that would have been received by any person or group of persons under the Purchase Plan in fiscal year ended March 31, 1999, if the Purchase Plan had been in effect during that period, cannot be determined.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF PURCHASE PLAN

         The following is a summary of certain United States federal income tax consequences of participation in the Purchase Plan. The summary should not be relied upon as being a complete statement. Federal tax laws are complex and subject to change. Moreover, participation in the Purchase Plan also may have consequences under state and local tax laws that may vary from the federal tax consequences described below. For such reasons, the Company recommends that each Participant consult his or her personal tax advisor in order to determine the specific tax consequences applicable to him or her.

         The Purchase Plan and the right of Participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant at the time of grant or purchase of shares. However, a Participant may become liable for tax upon disposition of shares acquired under the Purchase Plan, and the tax consequences will depend upon how long a
Participant has held the shares before disposition.          If the shares
are disposed of at least two years after the Grant Date and at least one year after the Purchase Date, or in the event of a Participant's death (whenever occurring) while owning such shares, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price of the shares or (ii) fifteen percent of the fair market value of the shares on the Grant Date, will be treated as ordinary income to the Participant. Any further gain upon such disposition will be taxed as long-term capital gain. Any long-term capital gain will be taxed as capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the Participant will have a capital loss equal to the difference between the sale price and the Purchase Price. The ability of a Participant to utilize such a capital loss will depend upon the Participant's other tax attributes and the statutory limitation on capital loss deductions not discussed herein.

         If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of the two-year holding period described above or within one year after the shares are transferred to the Participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the Participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the Participant and a capital loss recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the Participant to utilize such a capital loss will depend upon the Participant's other tax attributes and the statutory limitation on capital losses not discussed herein.

         The ordinary income reported under the rules described above, added to the actual Purchase Price of the shares, determines the tax basis of the shares for the purpose of determining gain or loss on the sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a Participant only to the extent that ordinary income must be reported upon disposition of shares by the Participant before the expiration of the holding periods described above.

VOTE REQUIRED FOR APPROVAL OF THE PURCHASE PLAN

         Approval of this Proposal Three to adopt the 1999 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting (voting together as a single class). Proxies solicited by management for which no specific direction is included will be voted "FOR" the adoption of the Purchase Plan. THE BOARD OF DIRECTORS DEEMS PROPOSAL THREE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.


                            PROPOSAL FOUR

   APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


         The Board proposes that the Company's current Certificate of Incorporation be amended and restated by the adoption of an Amended and Restated Certificate of Incorporation (the "Restated Certificate"). The Restated Certificate effects three substantive and material changes by:
(a) changing the Company's name from QCS.net Corporation to
SourcingLink.net, Inc.; (b) increasing the number of authorized shares of Common Stock to 60,000,000; and (c) increasing the number of authorized shares of Preferred Stock to 15,000,000, which will provide for 10,000,000 shares of blank check Preferred Stock. The Restated Certificate effects other minor revisions which the Board does not consider to be material but are required to be approved by stockholder vote. While the following discussion summarizes certain provisions of the Company's proposed Restated Certificate, this summary does not purport to be a complete description of, and is qualified in its entirety by reference to, the proposed Restated Certificate which accompanies this Proxy Statement.

         Approval of these proposals will have the effect of approving the Restated Certificate. The Restated Certificate, if approved and adopted, will become effective upon filing the Restated Certificate with the Delaware Secretary of State, which will be accomplished as soon as practicable. The stockholders are being asked to separately approve the name change, the increase in the Common Stock authorized and the creation of blank check Preferred Stock. If one or more of these items are not approved, the Board will review the results of the stockholder vote and determine whether to make effective only the proposals that were approved by filing an alternative Restated Certificate or by filing a Certificate of Amendment.

A.   PROPOSED AMENDMENT REGARDING NAME CHANGE.

         The Board believes that it is in the best interests of the Company and the stockholders to consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to better reflect the Company's business and its Internet-based solution and services. The Board believes that the name "SourcingLink.net, Inc." will achieve this objective and promote recognition of the Company's
Internet-based solution and services. Pursuant to the proposal, the name of the Company will be changed from QCS.net Corporation to SourcingLink.net, Inc.

         The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. In connection with the Company's name change, the Company will also change its stock symbol from "QCSC" to a symbol which will more accurately reflect the Company's name change.

B.   INCREASE IN AUTHORIZED COMMON STOCK.

         The Company's current Certificate of Incorporation provides for an authorized capitalization consisting of 40,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Series A Convertible Preferred Stock, $.001 par value. As of the Record Date, there were (i) 23,010,874 shares of Common Stock outstanding; (ii) 4,000,000 shares of Common Stock reserved for issuance pursuant to the Company's 1997 Stock Incentive Plan; (iii) 3,381,032 shares of Common Stock reserved for issuance pursuant to outstanding warrants; and
(iv) 3,330,586 shares of Common Stock reserved for the conversion of the Series A Convertible Preferred Stock. The proposed Restated Certificate increases the number of shares of Common Stock by 20,000,000 shares to 60,000,000 shares.

         The Board believes it is in the best interests of the Company to have additional authorized shares of Common Stock available for possible stock dividends, future financings, acquisitions, employee benefit programs and other corporate purposes. Although there is no specific transaction contemplated in the proximate future, the Board considers it desirable to increase the authorized number of shares of Common Stock to provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which the issuance of Common Stock might be appropriate without the expense and delay of a special stockholders meeting. Although the holders of Preferred Stock have a right of first refusal on future issuances of capital stock, no other stockholders of the Company have any preemptive rights with respect to the additional shares of Common Stock or Preferred Stock being authorized.

         If approved, the increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under the rules of any national securities exchange or market on which shares of Common Stock of the Company are at the time listed.

         The increase in the authorized Common Stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of anti-takeover devices, the Board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the Common Stock. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and this Proposal Four is not being made in response to any such attempts.

C.   APPROVAL OF BLANK CHECK PREFERRED STOCK.

         The Company's current Certificate of Incorporation provides for an authorized capitalization consisting of 40,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Series A Convertible Preferred Stock, $.001 par value. The proposed Restated Certificate increasing the number of authorized shares of Preferred Stock to 15,000,000 which will provide for 10,000,000 shares of blank check Preferred Stock.

         The proposed amendment authorizing 10,000,000 shares of blank check Preferred Stock would permit the Board to authorize and issue Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

         It is not possible to state the effects of the proposed amendment upon the rights of holders of Common Stock and the Series A Convertible Preferred Stock until the Board determines the respective rights of the holders of one or more additional series of Preferred Stock. The effects of such issuance could include, however, (i) reduction of the amount otherwise available for payment on dividends on Common Stock and/or one or more series of Preferred Stock, (ii) restrictions on dividends on Common Stock and/or one or more series of Preferred Stock, (iii) dilution of the voting power of Common Stock and/or Preferred Stock, and (iv) restrictions on the rights of holders of Common Stock and/or one or more series of Preferred Stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of Preferred Stock.

         The proposed amendment will give the Company increased financial flexibility as it will allow additional shares of Preferred Stock to be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. The Company anticipates that it will issue additional shares of Preferred Stock during the next twelve months to finance its operations.

         Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of Preferred Stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages. To the extent that it may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

         The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law and anti-takeover law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless either (i) prior to the date at which the person becomes an interested stockholder, the Board of directors approves such transaction or business combination, (ii) the stockholder owned more than 85% of the outstanding voting stock of the corporation (excluding shares held by directors who are officers or held in certain employee stock plans) upon consummation of such transaction, or (iii) the business combination is approved by the Board of Directors and by two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent). A "business combination" includes a merger, asset sale or other transaction resulting in a financial benefit to such interested stockholder. For purposes of Section 203, "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation's outstanding voting stock.

D.  APPROVAL OF TECHNICAL AND CLARIFYING AMENDMENTS.

         The Board believes that the changes to the current Certificate of Incorporation would be made most efficiently and effectively by completely restating the present Certificate of Incorporation and all amendments thereto to read as provided in the Restated Certificate attached hereto as Exhibit C. The substantive and material changes made by the Restated Certificate are described in Proposal Three A-C above. To ensure that the requisite stockholder approval is obtained for all changes made in the Restated Certificate and not just those reflected in Proposal Three A-C above, the stockholders are requested to approve in Proposal Three D the balance of the revisions made in the Restated Certificate, which do not materially change the substance of the current Certificate of Incorporation and the amendments thereto.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Amended and Restated Certificate of Incorporation which would effect changes to the Company's current Certificate of Incorporation by: (a) changing the Company's name to SourcingLink.net, Inc.;
(b) increasing the number of authorized Common Stock to 60,000,000 shares;
(c) increasing the number of authorized shares of Preferred Stock to 15,000,000 which will provide for 10,000,000 shares of blank check Preferred Stock; and (d) providing for other technical and clarifying amendments, requires the affirmative vote of the holders of a majority of the Common Stock and Series A Preferred Stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting (voting together as a single class) and requires the affirmative vote of the holders of at least eighty percent of the issued and outstanding Series A Preferred Stock voting as a separate class. The Board of Directors reserves the right, notwithstanding stockholders' approval and without further action by the stockholders, to elect not to proceed with the proposed actions set forth in this Proposal Four. Proxies solicited by management for which no specific direction is included will be voted "FOR" the Amended and Restated Certificate of Incorporation. THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.


                              PROPOSAL FIVE

    AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT


GENERAL

         The Board has proposed to amend the Restated Certificate to effect a 1-for-4 Reverse Stock Split (the "Reverse Split") of the presently issued and outstanding shares of the Company's Common Stock. If the Reverse Split is approved by the stockholders, upon filing of the Amendment with the Delaware Secretary of State, the Reverse Split will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Common Stock") will be deemed automatically without any action on the part of the stockholders to represent one-fourth the number of shares of Common Stock after the Reverse Split (the "New Common Stock"); provided, however, that no fractional New Common Stock will be issued as a result of the Reverse Split. In lieu of fractional shares, each stockholder whose Old Common Stock are not evenly divisible by four will receive one additional New Share for the fractional New Share that such stockholder would otherwise be entitled to receive as a result of the Reverse Split.

         The number of shares of capital stock authorized by the Restated Certificate will not change as a result of the proposed Reverse Split. The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.

         If a Reverse Split is approved by the stockholders of the Company, four shares of Old Common Stock shall be reclassified into one share of New Common Stock (the "ratio"). The stockholders are requested to approve a Reverse Split in the ratio of 1-for-4. The Reverse Split would become effective on the date on which the Amendment is filed by the Company with the Delaware Secretary of State.

PURPOSES OF THE PROPOSED REVERSE SPLIT

         The Board believes the proposed Reverse Split is in the best interests of the Company and its stockholders for several reasons. The Reverse Split should enhance the acceptability and the marketability of the Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split is expected to result in a broader market for the Common Stock than that which currently exists.

         The Board believes that the relatively low per share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company when compared with the Company's competitors. Thus, any increase in trading price resulting from a Reverse Split is intended to be attractive to the financial community and investing public. Theoretically, the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the Common Stock, the type of investor who acquires it or the Company's reputation in the financial community. In practice this is not necessarily the case, as many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. The foregoing factors are believed to adversely affect not only the liquidity of the Common Stock, but also the Company's ability to raise additional capital through a sale of equity securities or other similar transactions.

         Currently, the Company's Common Stock is traded on the over-the-counter bulletin board. The Board believes the Reverse Split is an important step in the Company's efforts to meet the initial listing requirements maintained by Nasdaq for its small capitalization market (the "Small Cap Market"). The Reverse Split is expected to enhance the Company's ability to seek investment capital, which in turn, should put the Company in a position to apply to have its Common Stock listed on the Small Cap Market.

         However, no assurances can be given that any or all of these effects will occur, including without limitation, that (1) the market price per share of New Common Stock after the Reverse Split will be four times the market price per share of Old Common Stock before the Reverse Split, (2) such price will either exceed or remain in excess of the current market price, or (3) the market for the Common Stock will be improved.

EFFECTS OF THE REVERSE SPLIT

         Consummation of a Reverse Split will not alter the number of authorized shares of Common Stock, which will remain at 60,000,000 shares (assuming stockholder approval of Proposal Three above). Consummation of a Reverse Split will not alter the $.001 par value of Old Common Stock, which will remain at $.001 per share of New Common Stock.

         The Company Stock is currently registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, the Company is subject to periodic reporting and other requirements thereunder. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act.

         If the Reverse Split takes place, a number of outstanding shares will resume the status of authorized and unissued, and these shares will again be available for issuance. Effective with the Reverse Split, the conversion rate of outstanding Preferred Stock, and the exercise price of warrants and options would be adjusted proportionately. When a 1-for-4 Reverse Split is effected each outstanding warrant and option would thereafter be convertible into one-fourth as many shares of New Common Stock. Each share of the Series A Convertible Preferred Stock, which as of the Record Date was convertible into one share of Old Common Stock, would thereupon be convertible into one-fourth share of New Common Stock. Shares of New Common Stock that are no longer necessary to be reserved for issuance upon conversion or exercise will become uncommitted or unreserved and available for future issuance or commitment or reservation.

         If the Reverse Split is approved by stockholders, the Board will have authority without further stockholder approval to effect a Reverse Split of one share for each outstanding four shares. The following Table shows the number of shares of Common Stock that would be outstanding (based on the number of shares outstanding as of the Record Date) immediately after a Reverse Split (assuming stockholder approval of Proposal Three above).


                                 WARRANTS AND    AUTHORIZED AND     AUTHORIZED AND
RATIO OF REVERSE  COMMON STOCK      OPTIONS         UNISSUED           UNISSUED
    SPLIT          OUTSTANDING    OUTSTANDING     COMMON STOCK      PREFERRED STOCK
----------------  ------------   ------------    --------------     ---------------

    None           23,010,874     5,594,032        40,000,000          10,000,000
    1 for 4         5,752,719     1,398,508        60,000,000          15,000,000


         The Board shall have authority to determine the exact timing of the Reverse Split, which may be effected at any time within six months following the meeting. The timing will be determined on the basis of advice to the Board from its financial advisors and will be effected with the intention of maximizing the benefit to stockholders and the Company of the Reverse Split. The Board believes that leaving the discretion to the Board in these regards will permit flexibility to make an attempt to effectuate the Reverse Split in an appropriate and well-planned manner.

FEDERAL INCOME TAX CONSEQUENCES

         Consummation of a Reverse Split should have no material federal tax consequences to most stockholders. However, tax effects are especially dependent upon a stockholder's individual circumstances, and may be material to particular taxpayers whose situations are atypical. Each stockholder must obtain his or her own tax advice.

POTENTIAL ANTI-TAKEOVER EFFECT OF AUTHORIZED BUT UNISSUED SECURITIES AND BYLAW PROVISION

         The Reverse Split results in a greater spread between the number of authorized shares and the number of outstanding shares. The issuance of shares of Common Stock or Preferred Stock under particular circumstances may have the effect of discouraging an attempt to change control of the Company, especially in the event of a hostile takeover bid. The increase in the spread between authorized and issued Common Stock recommended by the Board could have the overall effect of rendering more difficult the accomplishment of an acquisition, and to make more difficult the removal of incumbent management. The spread between authorized shares and outstanding shares might be used to the stock ownership or voting rights of persons seeking to obtain control of the Company; and this anti-takeover effect could benefit incumbent management at the expense of the stockholders. Also the Board will continue to have broad discretion with respect to designating and establishing the terms of each series of Preferred Stock prior to its issuance. As mentioned above with respect to Common Stock, the Preferred Stock may be used in connection with the acquisition of other businesses or properties or to obtain additional financing for the Company.

ACCOUNTING FOR REVERSE SPLIT

         If a Reverse Split is effected, it will require that an amount be transferred to the Company's Surplus Account (specifically, its Capital Surplus Account) and from its Capital Account. That amount is equal to the number of fewer shares issued multiplied by such shares' par value.

         The number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be increased correspondingly.

         The resolutions approving the Reverse Splits provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under Delaware law, the Company's Board will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock.

         The following table illustrates the principal effects of the Reverse Split to the Company's capital stock on a pro forma basis as at March 31, 1999 (and as adjusted assuming stockholder approval of Proposal Four above) and based on 22,525,437 and 3,816,023 shares of Common Stock and Preferred Stock, respectively, then outstanding:



                                              PRIOR TO REVERSE
            NUMBER OF SHARES                       SPLIT             PRO FORMA
--------------------------------------        ----------------     --------------
Common Stock
    Authorized........................           40,000,000           60,000,000
    Outstanding.......................           22,525,437            5,631,359
                                                 ----------           ----------
    Available for Future Issuance.....           17,474,563           54,368,641
                                                 ----------           ----------
                                                 ----------           ----------
Preferred Stock
    Authorized........................           10,000,000           15,000,000
    Outstanding(1)....................            3,816,023              954,006
    Available for Future Issuance.....            6,183,977           14,045,994

----------------
(1) The conversion rate of the Preferred Stock will be adjusted to reflect the Reverse Split


         The following table illustrates the principal effects of the Reverse Split to the Company's capital accounts on a pro forma basis as at March 31, 1999 and based on 22,525,437 and 3,816,023 shares of Common Stock and Preferred Stock, respectively, then outstanding:


                                            PRIOR TO REVERSE
            FINANCIAL DATA                        SPLIT              PRO FORMA
--------------------------------------      ----------------       ---------------
Stockholders' Equity
    Common Stock,
      $0.001 par value................        $      22,525           $      5,631
    Preferred Stock,
      $0.001 par value................                3,816                  3,816
    Additional Paid-in Capital........           15,298,501             15,315,395
    Common Stock, Note Receivable.....              (40,000)               (40,000)
    Accumulated Deficit...............          (14,420,409)           (14,420,409)
    Cumulative Foreign Currency
      Transaction Adjustment..........               80,894                 80,894
                                              -------------           ------------
    Total Stockholders' Equity........        $     945,327           $    945,327
                                              -------------           ------------
                                              -------------           ------------

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Amendment which would effect changes to the Company's proposed Restated Certificate by effecting a 1-for-4 Reverse Split requires the affirmative vote of the holders of a majority of the Common Stock and Series A Preferred Stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting (voting together as a single class) and requires the affirmative vote of the holders of at least eighty percent of the issued and outstanding shares of Series A Preferred Stock. The Board of Directors reserves the right, notwithstanding stockholders' approval and without further action by the stockholders, to elect not to proceed with the proposed actions set forth in this Proposal Five. Proxies solicited by management for which no specific direction is included will be voted "FOR" the Certificate of Amendment of Certificate of Incorporation. THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION.

                                PROPOSAL SIX

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection.

         PricewaterhouseCoopers LLP has audited the Company's financial statements annually since its fiscal year ended June 30, 1996. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


           BOARD OF DIRECTORS' DISCRETION AND RESERVATION OF RIGHTS

         The Board of Directors reserves the right, notwithstanding stockholders' approval and without further action by the stockholders, to elect not to proceed with the proposed actions set forth in Proposals Four and Five, if at any time prior to filing the Company's Restated Certificate or the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion determines that the proposed action is no longer in the best interests of the Company and its stockholders. Pursuant to Section 242(c) of the General Corporation Law of Delaware, the reservation by the Board of Directors of this right to abandon a proposed amendment of the Company's Certificate of Incorporation is set forth in the resolutions adopting the amendments.

         Under each of Proposals Four and Five, the Board reserves the right to delay the filing of the amendment for up to six months following the adoption of the respective proposal. The Board of Directors also retains the authority to take or to authorize discretionary actions as may be appropriate to carry out the purposes and intentions of Proposals Four and Five, including without limitation editorial modifications, additions or deletions to the amendments under either of Proposals Four or Five, or any change to the Restated Certificate or Amendment which the Board of Directors may adopt without stockholder vote in accordance with the Delaware General Corporation Law.

                         STOCKHOLDER PROPOSALS

         Any stockholder desiring to submit a proposal for action at the Company's 2000 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than February 19, 2000 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

         On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 1999 Annual Meeting of Stockholders, if the Company was not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 5, 1999, the Company will be allowed to use its voting authority as outlined.

OTHER MATTERS

         Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors




June 18, 1999                             Sean M. Maloy
                                          CHIEF EXECUTIVE OFFICER,
                                          PRESIDENT AND DIRECTOR

         The Annual Report to Stockholders of the Company for the fiscal year ended March 31, 1999 is being mailed concurrently with this Proxy Statement to all stockholders of record as of June 11, 1999. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                                              EXHIBIT A

                               QCS.NET CORPORATION

                            1999 STOCK INCENTIVE PLAN


         This 1999 STOCK INCENTIVE PLAN (the "Plan") is hereby established and adopted this 12th day of May 1999 (the "Effective Date") by QCS.net Corporation, a Delaware corporation (the "Company"). The Plan was approved by the Company's Stockholders on July 20, 1999.


                                       1.

                              PURPOSES OF THE PLAN

     1.1 PURPOSES. The purposes of the Plan are (a) to enhance the Company's ability to attract, motivate and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.


                                       2.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1 ADMINISTRATOR. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2 AFFILIATED COMPANY. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3   BOARD.  "Board" means the Board of Directors of the Company.

     2.4 CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior

                                                              EXHIBIT A

to such merger.

     2.5 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 COMMITTEE. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.7 COMMON STOCK. "Common Stock" means the Common Stock, $.001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.8 DISABILITY. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.9 EFFECTIVE DATE. "Effective Date" means May 12, 1999, which was the date on which the Plan was originally adopted by the Board.

     2.10 EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

     2.11 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

           (a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is quoted.

           (b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

           (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.12 INCENTIVE OPTION. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.13 INCENTIVE OPTION AGREEMENT. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

     2.14 NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the

                                                              EXHIBIT A

National Association of Securities Dealers, Inc.

     2.15 NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in
Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

     2.16 NONQUALIFIED OPTION AGREEMENT. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

     2.17 OFFEREE. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

     2.18 OPTION. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

     2.19 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.20  OPTIONEE.  "Optionee" means a Participant who holds an Option.

     2.21 PARTICIPANT. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

     2.22 PURCHASE PRICE. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

     2.23 RESTRICTED STOCK. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

     2.24 RIGHT TO PURCHASE. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.25 SERVICE PROVIDER. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

     2.26 STOCK PURCHASE AGREEMENT. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.27 10% STOCKHOLDER. "10% Stockholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                                              EXHIBIT A

                                       3.

                                   ELIGIBILITY

     3.1 INCENTIVE OPTIONS. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2 NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

     3.3 LIMITATION ON SHARES. In no event shall any Participant be granted Rights to Purchase or Options in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 1,000,000 shares.


                                       4.

                                   PLAN SHARES

     4.1 SHARES SUBJECT TO THE PLAN. A total of 1,000,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

     4.2 CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                       5.

                                     OPTIONS

     5.1 OPTION AGREEMENT. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or

                                                              EXHIBIT A
Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

     5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

     5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check;
(c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;
(d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     5.4 TERM AND TERMINATION OF OPTIONS. The term and termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

     5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

     5.6 ANNUAL LIMIT ON INCENTIVE OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of

                                                              EXHIBIT A
the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

     5.7 NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that, in the discretion of the Administrator, any Option may be assigned or transferred in any manner which such Option is permitted to be assigned or transferred under the Code.

     5.8 RIGHTS AS STOCKHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a Stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                       6.

                               RIGHTS TO PURCHASE

     6.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

     6.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

     6.3 PAYMENT OF PURCHASE PRICE. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     6.4   RIGHTS AS A STOCKHOLDER. Upon complying with the provisions of
Section 6.2 hereof,

                                                              EXHIBIT A
an Offeree shall have the rights of a Stockholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

     6.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and
(ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

     6.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

     6.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

     6.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.


                                       7.

                           ADMINISTRATION OF THE PLAN

     7.1 ADMINISTRATOR. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two
(2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

                                                              EXHIBIT A
     7.2 POWERS OF THE ADMINISTRATOR. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

7.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                       8.

                                CHANGE IN CONTROL

         CHANGE IN CONTROL. In order to preserve a Participant's rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control and (ii) with respect to Options and Rights to Purchase, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of

                                                                   EXHIBIT A
comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (D) make such other provision as the Committee may consider equitable. If the Administrator does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.


                                       9.

                      AMENDMENT AND TERMINATION OF THE PLAN

     9.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionee more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

     9.2 PLAN TERMINATION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.


                                      10.

                                 TAX WITHHOLDING

     10.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                                              EXHIBIT A


                                      11.

                                  MISCELLANEOUS

     11.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

     11.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

     11.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

     11.4 ANNUAL REPORTS. During the term of this Plan, the Company will furnish to each Participant copies of annual financial reports that the Company distributes generally to its stockholders.

                                                                     EXHIBIT B

                               QCS.NET CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         This EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is hereby established by QCS.NET CORPORATION, a Delaware corporation (the "Company"), effective May 12, 1999.

                                    ARTICLE I

                               PURPOSE OF THE PLAN

         1.1 PURPOSE. The Company has determined that it is in its the best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and of such of the Company's subsidiaries as the Company's Board of Directors (the "Board") may from time to time designate (each a "Designated Subsidiary", and collectively, "Designated Subsidiaries"), may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The provisions of the Plan are to be construed in a matter consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

                                   ARTICLE II

                                   DEFINITIONS

         2.1 COMPENSATION. "Compensation" means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

         2.2 EMPLOYEE. "Employee" means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

         2.3 EFFECTIVE DATE. "Effective Date" means the effective date of the Company's first Registration Statement filed with the Securities and Exchange Commission registering Company Stock.

         2.4 5% OWNER. "5% Owner" means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

         2.5 GRANT DATE. "Grant Date" means the first day of each Offering Period (February 1 and August 1) under the Plan. In the first Plan Year only, the initial Grant Date shall be the Effective Date.

         2.6 PARTICIPANT. "Participant" means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

         2.7 PLAN YEAR. "Plan Year" means the twelve consecutive month period ending on December 31.

                                                                     EXHIBIT B

         2.8 OFFERING PERIOD. "Offering Period" means the six-month periods from February 1 through July 31 and August 1 through January 31 of each Plan Year. However, the first Offering Period shall commence on the date to be determine by the Administrator.

         2.9 PURCHASE DATE. "Purchase Date" means the last day of each Offering Period (June 30 or December 31).

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. Each Employee of the Company, or any Designated Subsidiary, who, on the Grant Date, is customarily engaged on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year and who has been employed for at least ninety
(90) days (or, for the initial Offering Period only, such Employees who are employed on the Effective Date) in the rendition of personal services to the Company, or any Designated Subsidiary, may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.

         3.2 PARTICIPATION. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Secretary of the Company of a stock purchase agreement provided by the Company (the "Stock Purchase Agreement") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant's Stock Purchase Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Stock Purchase Agreement providing for a change in the Participant's payroll deduction rate under Section 5.2.

         3.3  SPECIAL RULES.  Under no circumstances shall:

                  (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

                  (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Grant Date) during each Plan Year; or

                  (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 1,000 shares, subject to periodic adjustments under Section 10.4.

                                   ARTICLE IV

                                OFFERING PERIODS

         4.1 OFFERING PERIODS. The initial grant of the right to purchase Company Stock under the Plan shall occur on the date to be determined by the Administrator. Thereafter, the Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date.

                                    ARTICLE V

                               PAYROLL DEDUCTIONS

         5.1 PARTICIPANT ELECTION. Upon the Stock Purchase Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The

                                                                     EXHIBIT B

amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Stock Purchase Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

         5.2 CHANGES IN ELECTION. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in
Article 8. A Participant may decrease or increase the rate of payroll deductions one time during any Offering Period by completing and delivering to the Secretary of the Company a new Stock Purchase Agreement setting forth the desired change at least 15 days prior to the end of the Offering Period. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Secretary a new Stock Purchase Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Stock Purchase Agreement.

         5.3 PARTICIPANT ACCOUNTS. The Company shall establish and maintain a separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.


                                   ARTICLE VI

                            GRANT OF PURCHASE RIGHTS

         6.1 RIGHT TO PURCHASE SHARES. On each Grant Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of shares and partial shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account, subject to the limits set forth in Section 3.3(c). In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

         6.2 PURCHASE PRICE. The purchase price for any Offering Period shall be the lesser of:

                  (a) 85% of the Fair Market Value of Company Stock on the Grant Date; or

                  (b) 85% of the Fair Market Value of Company Stock on the Purchase Date.

         6.3 FAIR MARKET VALUE. "Fair Market Value" means for the initial Grant Date (which is the Effective Date), the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock. For any subsequent date thereafter, "Fair Market Value" shall mean the value of one share of Company Stock, determined as follows:

                  (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day,

                                                                     EXHIBIT B

then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

                  (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation. If no sales take place on such day, then the fair market value shall be the average of the closing bid and asked prices on the next preceding day on which sales occurred.

                  (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Board or any committee appointed by the Board in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

                                   ARTICLE VII

                                PURCHASE OF STOCK

         7.1 PURCHASE OF COMPANY STOCK. Absent an election by the Participant to terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant's Account. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period.

         7.2  DELIVERY OF COMPANY STOCK.

                  (a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article
IX. If the Company Stock is issued in the name of the Administrator, all Company Stock so issued ("Plan Held Stock") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of whole and partial shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

                  (b) Any Participant may elect to have the Company Stock purchased under the Plan from his or her Account be issued directly to the Participant. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

                  (c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a stock certificate or certificates issued in his name for the number of shares of Company Stock purchased as soon as practicable after the Purchase Date. Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

                                  ARTICLE VIII

                                   WITHDRAWAL

                                                                     EXHIBIT B

         8.1 IN SERVICE WITHDRAWALS. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Secretary for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period, and for the immediately following Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period and for the immediately following Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Stock Purchase Agreement to the Secretary of the Company.

         8.2  TERMINATION OF EMPLOYMENT.

                  (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

                  (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

                  (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

                                   ARTICLE IX

                               PLAN ADMINISTRATION

         9.1  PLAN ADMINISTRATION.

                  (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board or a committee ("Committee") thereof. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. The Administrator shall have all powers necessary to supervise the administration of the Plan and control its operations.

                  (b) In addition to any powers and authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have the following powers and authority:

                           (i)  To designate agents to carry out
responsibilities relating to the Plan;

                                                                     EXHIBIT B

                           (ii) To administer, interpret, construe and apply
this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                           (iii) To establish rules and procedures from time
to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                           (iv) To perform or cause to be performed such
further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

                  (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board or Committee shall be absolute.

         9.2 LIMITATION ON LIABILITY. No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.

                                    ARTICLE X

                                  COMPANY STOCK

         10.1 LIMITATIONS ON PURCHASE OF SHARES. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section
6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

         10.2 VOTING COMPANY STOCK. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

         10.3 REGISTRATION OF COMPANY STOCK. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

         10.4 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

                                                                     EXHIBIT B

         10.5 MERGER OF COMPANY. In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

                                   ARTICLE XI

                              MISCELLANEOUS MATTERS

         11.1 AMENDMENT AND TERMINATION. The Plan shall terminate on May 12, 2009. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

                  (a) Increase the number of shares of Company Stock that may be issued under the Plan;

                  (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                  (c) Materially increase the benefits which accrue to Participants under the Plan.

         11.2 STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

         11.3 BENEFITS NOT ALIENABLE. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

         11.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

         11.5 GOVERNING LAW. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

                                                                     EXHIBIT B

         11.6 NON-BUSINESS DAYS. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

         11.7 COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

                                                           EXHIBIT C

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               QCS.NET CORPORATION



         The undersigned, Sean M. Maloy and Marcel van Heesewijk, hereby certify that:

         ONE: They are the duly elected and acting President and Secretary, respectively, of QCS.net Corporation, a Delaware corporation (the
"Corporation").

         TWO: The Corporation was originally incorporated under the name QCS Corporation. The Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State on March 26, 1993.

         THREE: The Corporation's Certificate of Incorporation, as amended to date, is amended and restated in its entirety to read in full as follows:

                                    ARTICLE I

         The name of the corporation is SourcingLink.net, Inc. (the "Corporation").

                                   ARTICLE II

         The registered office of the Corporation in the State of Delaware is located at 15 East North Street, City of Dover, County of Kent.
Incorporating Services, Ltd. is the Corporation's registered agent.

                                   ARTICLE III

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, as amended from time to time.

                                   ARTICLE IV

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 75,000,000 shares, consisting of 60,000,000 shares of Common Stock, $0.001 par value (the "Common Stock"), and 15,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock"). The first series of Preferred Stock shall be comprised of 5,000,000 shares and shall be designated as "Series A Preferred Stock."

                                                                      EXHIBIT C

         The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate as required by the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

         The relative rights, preferences, restrictions, and other matters relating to the Series A Preferred Stock and Common Stock or the holders thereof are as follows:

         A. VOTING.

                  1. GENERAL. Except as may be otherwise provided in these terms of the Series A Preferred Stock or by law, the Series A Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Preferred Stock is then convertible.

                  2. BOARD SIZE. Subject to the provisions of paragraph A.3 below, the Corporation shall not, without the written consent of the affirmative vote of the holders of at least 65% of the then outstanding shares of Series A Preferred Stock, voting together as a single class, increase the maximum authorized number of directors to a number greater than seven.

                  3. BOARD SEATS. The holders of the Series A Preferred Stock, voting as a separate class, shall be entitled to elect no less than three directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or written consent) of the holders of at least 65% of the then outstanding shares of Series A Preferred shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock. A vacancy in any directorship elected by the holders of the Series A Preferred Stock shall be filled only by vote or written consent of the holders of at least 65% of the then outstanding Series A Preferred Stock.

         B. DIVIDENDS. The Series A Preferred Stock shall not be entitled to any preference in the receipt of dividends. In the event that the Board of Directors declares a dividend with respect to the Common Stock, each share of Series A Preferred Stock shall be entitled to participate in and receive said dividend, out of funds legally available therefor, based on the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted as of the date of such declaration.

         C. LIQUIDATION, DISSOLUTION AND WINDING UP.

                  1.   LIQUIDATION.

                       a. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each of the holders of the Series A Preferred Stock shall be paid an amount equal to $1.03 per share of Series A Preferred Stock held by such holder (the "Series A Liquidation Preference").

                                                                      EXHIBIT C

                 b. If upon any liquidation, dissolution, or winding up of the Corporation, the assets to be distributed to the holders of the Series A Preferred Stock shall be insufficient to permit payment to such stockholders of the Series A Liquidation Preference, then all or, as the case may be, that portion of the assets of the Corporation shall be distributed to such holders of the Series A Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the Series A Liquidation Preference amounts for the shares of Series A Preferred Stock held by such holder bear to the aggregate Series A Liquidation Preference amounts for all shares of Series A Preferred Stock than outstanding.

            2. RANKING. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Preferred Stock shall have been paid the Series A Liquidation Preference Payments in full, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of Common Stock.

            3. NOTICE OF SPECIAL PROVISIONS. Written notice of any such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex or facsimile transmission to non-U.S. residents, not less than 30 days prior to the payment date stated therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of more than 55% of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this Section C3.

         D. SPECIAL VOTES OF THE SERIES A PREFERRED STOCK. At any time when shares of Series A Preferred Stock are outstanding and in addition to any other vote required by law or the Certificate of Incorporation, without the prior consent of the holders of at least 80% of the then outstanding Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

            1. Amend, alter or repeal any provision of its Certificate of Incorporation including, without limitation, any provision which (a) increases the authorized number of shares of Preferred Stock, or (b) increases the number of shares of authorized capital stock of the Corporation;

            2. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of Series A Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                                                                      EXHIBIT C

            3. In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series A Preferred Stock materially or adversely, including the voting rights of such stock;

            4. Merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except that any subsidiary may merge into the Corporation or with any other subsidiary);

            5. Sell, abandon, transfer, lease or otherwise dispose of more than 55% of its properties or assets; or

            6. Except as otherwise provided for herein or in the Series A Convertible Preferred Stock Purchase Agreement dated November 22, 1994 or in the Exhibits thereto, purchase, redeem or otherwise acquire (or pay into or set aside for a sinking fund for such purpose), any of the Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock held by officers or employees of the Corporation which are subject to restrictive stock purchase agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment.

         E. CONVERSION. Each holder of shares of Series A Preferred Stock shall have the right to convert any and all of such shares into Common Stock at any time pursuant to a Class U Warrant dated November 22, 1994.

                                    ARTICLE V

         The Board of Directors is authorized to make, alter or repeal the bylaws of the Corporation. Election of directors need not be by written ballot.

                                   ARTICLE VI

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of the directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any appeal or modification of this Article VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation at the time of such repeal or modification.

                                                                      EXHIBIT C

                                   ARTICLE VII

         A. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgements, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section B hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         B. If a claim under Section A of this Article VII is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of providing such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or it stockholders) to have

                                                                      EXHIBIT C

made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has not met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         C. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         D. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                                  ARTICLE VIII

         No stockholder of this Corporation shall have any preemptive right because of its stockholdings to have first offered to it any part of any of the presently authorized shares of this Corporation hereafter issued, optioned, sold, or any part of any debentures, bonds, notes or securities of this Corporation convertible into shares hereafter issued, optioned or sold by the corporation. This provision shall operate to defeat all rights in all shares and classes of shares not authorized and in all debentures, bonds, notes or securities of the Corporation which may be convertible into shares and also to defeat preemptive rights in any and all shares and classes of shares and securities convertible into shares which this Corporation may be hereafter authorized to issue by any amended certificate duly filed."

         FOUR: The foregoing Amended and Restated Certificate of
Incorporation has been duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

                                                                      EXHIBIT C

         IN WITNESS WHEREOF, QCS.net Corporation has caused this certificate to be signed by the undersigned, and the undersigned have executed this certificate and do affirm the foregoing as true under penalty of perjury this 20th day of July 1999.




                                       -------------------------------------
                                       Sean M. Maloy, President



                                       -------------------------------------
                                       Marcel van Heesewijk, Secretary

PROXY                          QCS.NET CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              ANNUAL MEETING OF THE STOCKHOLDERS - JULY 20, 1999

         The undersigned hereby nominates, constitutes and appoints Sean Maloy and Gary Davidson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of QCS.NET CORPORATION which the undersigned is entitled to represent and vote at the 1999 Annual Meeting of Stockholders of the Company to be held at held at the Embassy Suites Hotel located at 4550 La Jolla Village Drive, San Diego, California 92122-0436 on July 20, 1999, at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

         THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, 4, 5 and 6

1.       ELECTION OF DIRECTORS

         |_|  FOR                                  |_|  WITHHOLD AUTHORITY
              all nominees listed below (EXCEPT         to vote for all nominees
              AS MARKED TO THE CONTRARY BELOW)          listed below

         Election of the following nominees as directors: Marcel van Heesewijk, Sean M. Maloy, Mattheus Wegbrans, Johan A. Vunderink and Louis A. Delmonico

       (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE,
        PRINT THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

         ---------------------------------------------------------------------
2.       ADOPTION OF THE COMPANY'S 1999 STOCK INCENTIVE PLAN

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN


3.       ADOPTION OF THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

4.       AMENDMENT TO THE COMPANY'S CURRENT CERTIFICATE OF INCORPORATION:

         A.  CHANGE OF COMPANY NAME:

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

         B.  INCREASED AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000:

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

         C.  AUTHORIZE 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK:

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

         D.  APPROVE OTHER TECHNICAL AND CLARIFYING AMENDMENTS:

                  |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

5. APPROVE AN AMENDMENT TO THE COMPANY'S PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-4 REVERSE STOCK SPLIT.

            |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

6.   RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS:

            |_|  FOR         |_|  AGAINST               |_|  ABSTAIN

7. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


      IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE ADOPTION OF THE COMPANY'S 1999 STOCK INCENTIVE PLAN "FOR" THE ADOPTION OF THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, "FOR" THE APPROVAL OF THE REVERSE STOCK SPLIT, AND "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                                                    Date ______________, 1999


                                                    __________________________
                                                    (Signature of stockholder)

                                                    Please sign your name
                                                    exactly as it appears
                                                    hereon. Executors,
                                                    administrators, guardians,
                                                    officers of corporations
                                                    and others signing in
                                                    a fiduciary capacity should
                                                    state their full titles
                                                    as such.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.